SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934
       Date of Report (DATE OF EARLIEST EVENT REPORTED) December 11, 2006

                        MASS MEGAWATTS WIND POWER, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                 MASSACHUSETTS
                  --------------------------------------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

               000-32465                               04-3402789
            ---------------                        --------------------
      (COMMISSION FILE NUMBER NO.)          (IRS EMPLOYER IDENTIFICATION NO.)

                               95 Prescott Street
                              Worcester, MA 01605
                  --------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

              Registrant's telephone number, including area code:

                                 (508) 751-5432
                         ------------------------------

                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.     Results of Operations and Financial Condition.

     On December 11, 2006, Mass Megawatts Wind Power, Inc. issued a press release announcing certain financial results for the fiscal quarter ended October 31, 2006. The full text of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Form 8-K and the attached exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly incorporated by specific reference in such a filing.

Item 9.01      Financial Statements and Exhibits

Index to and Description of Exhibits

Exhibit 99.1 Press release reporting fiscal quarter ended October 31, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 MASS MEGAWATTS WIND POWER, INC.
                                                       (Registrant)

        Dated: December 11, 2006                     By: /s/ Jonathan C.  Ricker
                                                  ------------------------------
                                                             Jonathan C. Ricker
                                                         Chief Executive Officer
                                                         Chief Financial Officer